                                                                    EXHIBIT 99.1

(PROVINCE HEALTHCARE LOGO)


                                                 NEWS RELEASE
                                                 FOR IMMEDIATE RELEASE

                                                 CONTACT: CHRISTOPHER T. HANNON
                                                 SENIOR VICE PRESIDENT AND
                                                 CHIEF FINANCIAL OFFICER
                                                 (615) 370-1377


             PROVINCE HEALTHCARE COMMENCES TENDER OFFER AND CONSENT SOLICITATION FOR 7 1/2% SENIOR SUBORDINATED NOTES DUE 2013

         BRENTWOOD, TN, MARCH 18, 2005 - Province Healthcare Company ("Province Healthcare") (NYSE: PRV) announced today that, in connection with its previously announced business combination (the "Proposed Transaction") with LifePoint Hospitals, Inc. ("LifePoint") (NASDAQ: LPNT) into a newly formed company ("New LifePoint"), it has commenced a cash tender offer and consent solicitation for any and all of its $200,000,000 outstanding principal amount of 7 1/2% Senior Subordinated Notes due 2013 (CUSIP No. 743977AF7) (the "Notes"). The tender offer and consent solicitation are being made upon the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement and related Consent and Letter of Transmittal, each dated March 18, 2005.

         The tender offer is scheduled to expire at 12:00 midnight, New York City time, on April 15, 2005, unless extended or earlier terminated. However, no consent payments will be made in respect of Notes tendered after 12:00 midnight, New York City time, on March 31, 2005 (the "Consent Date"). Tendered Notes may not be withdrawn and consents may not be revoked after 12:00 midnight, New York City time on March 31, 2005, unless such date is extended. The tender offer consideration for each $1,000 principal amount of Notes validly tendered and accepted for purchase will be based on a fixed spread of 50 basis points over the yield on the price determination date of the 2.625% U.S. Treasury Note due May 15, 2008, plus accrued and unpaid interest up to, but not including, the date of payment for the Notes, minus the consent payment described below. The price determination date will be 2:00 p.m., New York City time on April 12, 2005 (unless such date is extended prior to the price determination date, in which case the price determination date will not be less than two nor more than ten full business days prior to the expiration date).

         The consents are being solicited to eliminate substantially all of the restrictive covenants and to significantly amend the merger covenant and certain events of default and related provisions contained in the indenture governing the Notes (the "Proposed Amendments"). Holders of the Notes who consent to the Proposed Amendments will receive a consent payment of $20.00 per $1,000 principal amount of Notes validly tendered and accepted for purchase pursuant to the tender offer if they consent on or prior to the Consent Date, unless such date is extended. Holders who properly tender also will be paid accrued and unpaid interest up to, but not including, the payment date. Holders may not tender their Notes without delivering consents or deliver consents without tendering their Notes.

         The obligations of Province Healthcare to accept for purchase and pay for the Notes in the tender offer is conditioned on, among other things, the satisfaction or waiver of all conditions precedent to the consummation of the Proposed Transaction and the receipt of consents to the Proposed Amendments from the holders of at least a majority of the aggregate principal amount of outstanding Notes, each as described in more detail in the Offer to Purchase and Consent Solicitation Statement.

         This announcement is not an offer to purchase, nor a solicitation of an offer to purchase, nor a solicitation of tenders or consents with respect to, any Notes. The tender offer and consent solicitation are being made solely pursuant to the Offer to Purchase and Consent Solicitation Statement and related Consent and Letter of Transmittal.

         Province Healthcare has retained Citigroup Global Markets Inc. to serve as the dealer manager and solicitation agent for the tender offer and the consent solicitation. Questions regarding the tender offer and consent solicitation or requests for documents may be directed to Citigroup Global Markets Inc., Liability Management Group, at (800) 558-3745 (U.S. toll free) and
(212) 723-6106 (collect) or Global Bondholder Services Corporation, the Information Agent, at (866) 804-2200 (U.S. toll-free) and (212) 430-3774
(collect).

         In connection with the proposed transaction, LifePoint Hospitals and Province Healthcare have filed with the Securities and Exchange Commission ("SEC") a joint proxy statement/prospectus, as part of a Registration Statement on Form S-4, as amended, and other relevant materials. The definitive joint proxy statement/prospectus was mailed to the stockholders of LifePoint Hospitals and Province Healthcare on February 22, 2005. Investors and security holders are advised to read the joint proxy statement/prospectus and other relevant materials, as well as any amendments or supplements to those documents, because they will contain important information about LifePoint Hospitals, Province Healthcare and the proposed transaction. In addition, the joint proxy statement/prospectus and other relevant materials filed by LifePoint Hospitals or Province Healthcare with the SEC may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by LifePoint Hospitals by contacting Investor Relations, LifePoint Hospitals, Inc., 103 Powell Court, Suite 200, Brentwood, Tennessee, 37027, Phone: (615) 372-8500 and by Province Healthcare by contacting Investor Relations, Province Healthcare Company, 105 Westwood Place, Suite 400, Brentwood, Tennessee, 37027, Phone: (615) 370-1377.

         LifePoint Hospitals and Province Healthcare, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the transactions contemplated by the Agreement and Plan of Merger by and among New LifePoint, LifePoint Hospitals, Lakers Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of New LifePoint, Pacers Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of New LifePoint, and Province Healthcare dated as of August 15, 2004, as amended as of January 25, 2005 (the "Merger Agreement"). Information about the directors and executive officers of LifePoint Hospitals, and their interests in the transactions contemplated by the Merger Agreement, including their ownership of LifePoint Hospitals common stock, is set forth in the proxy statement for LifePoint Hospitals' 2004 annual meeting, which was filed with the SEC on April 28, 2004. Information about the directors and executive officers of Province Healthcare, and their interests in the transactions contemplated by the Merger Agreement, including their ownership of Province Healthcare common stock, is set forth in the proxy statement for Province Healthcare's 2004 annual meeting, which was filed with the SEC on April 20, 2004. Investors and security holders may obtain additional information regarding the interests of such potential participants by reading the joint proxy statement/prospectus and the other relevant documents filed with the SEC as they become available.

         This document may contain statements that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. Such forward-looking statements, particularly those statements regarding the effects of the merger, reflect LifePoint Hospitals, Inc.'s and Province Healthcare Company's current expectations and beliefs, are not guarantees of performance of LifePoint Hospitals or the newly formed combined entity and are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results to differ materially from those described in the forward-looking statements. For example, such risks, uncertainties, assumptions and other factors include, without limitation, the possibility that (1) the companies may be unable to obtain the required stockholder or regulatory approvals; (2) problems may arise in successfully integrating the businesses of the two companies; (3) the acquisition may involve unexpected costs; (4) the combined company may be unable to achieve cost-cutting synergies; (5) the businesses may suffer as a result of uncertainty surrounding the acquisition; and (6) the combined company may be subject to future regulatory or legislative actions. For a further discussion of these and other risks, uncertainties, assumptions and other factors, see the joint proxy statement/prospectus and LifePoint Hospitals' and Province Healthcare's filings with the Securities and Exchange Commission. LifePoint Hospitals and Province Healthcare undertake no duty to update forward-looking statements.